OCTOBER 28, 2025

Summary Prospectus
BlackRock International Select Equity Fund | Investor, Institutional and Class R Shares
Investor A: MDEFX • Investor C: MCEFX • Institutional: MAEFX • Class R: MREFX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders and other information about the Fund, including the Fund’s statement of additional information, online at https://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated October 28, 2025, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.
This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured ● May Lose Value ● No Bank Guarantee

Summary Prospectus

Key Facts About BlackRock International Select Equity Fund
Investment Objective

The investment objective of BlackRock International Select Equity Fund (the “Fund”), (formerly known as BlackRock EuroFund) is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries. As an international fund, the Fund also invests in companies in other regions (generally in developed markets) around the world.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Advisors, LLC (“BlackRock”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock or its affiliates. More information about these and other discounts is available from your Financial Intermediary and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections on pages 26 and A-1, respectively, of the Fund’s prospectus and in the “Purchase of Shares” section on page II-95 of Part II of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[3]	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses	0.54%	0.72%	0.57%	0.70%
Total Annual Fund Operating Expenses	1.54%	2.47%	1.32%	1.95%
Fee Waivers and/or Expense Reimbursements[3,4]	(0.43)%	(0.61)%	(0.46)%	(0.59)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3,4]	1.11%	1.86%	0.86%	1.36%

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
2
There is no CDSC on Investor C Shares after one year.
3
As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 41, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2027. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
4
As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 41, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.10% (for Investor A Shares), 1.85% (for Investor C Shares), 0.85% (for Institutional Shares) and 1.35% (for Class R Shares) of average daily net assets through June 30, 2027. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$632	$946	$1,282	$2,229
Investor C Shares	$289	$711	$1,261	$2,529
Institutional Shares	$88	$373	$679	$1,550
Class R Shares	$138	$555	$998	$2,227

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$189	$711	$1,261	$2,529

Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio.
Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of foreign issuers and derivatives that provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
Equity securities include common stock, preferred stock, depositary receipts and securities or other instruments whose price is linked to the value of common stock. The Fund may also purchase convertible securities.
Foreign securities may include securities of (i) foreign government issuers, (ii) issuers organized or located outside the United States, (iii) issuers which primarily trade in a market located outside the United States, or (iv) issuers doing a substantial amount of business outside the United States, which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States. The Fund will allocate its assets among various regions and countries (but in no less than three different countries). The Fund will invest at least 65% of its net assets in equities of corporations domiciled in European countries. The Fund may invest in companies of any size.
The Fund may invest in both developed and emerging markets. In addition to investing in foreign securities, the Fund may manage its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. However, foreign exchange risk is not expected to be systematically hedged. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund may also invest in non-U.S. currencies.
The Fund may use derivatives, including options, futures, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to effectively manage cash flows into or out of the Fund, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index.
While the Fund is classified as diversified under the Investment Company Act, it is generally expected to hold a limited number of issuers (25-45 holdings).

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of the principal risks of investing in the Fund. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
◼
Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
◼
Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
◼
The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
◼
Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
◼
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
◼
The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.
◼
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
◼
Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
◼
The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.
◼
Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.
◼
Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.
◼
Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

◼
Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.
◼
Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.
◼
Focus Risk — Under normal circumstances, the Fund focuses its investments in the securities of a limited number of issuers. This may subject the Fund to greater issuer-specific risk and potential losses than a fund that invests in the securities of a greater number of issuers.
◼
Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

◼
Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning, which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.
◼
Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
◼
Sector Risk — Sector risk is the risk that the Fund’s concentration in the securities of companies in a specific market sector or industry will cause the Fund to be more exposed to the price movements of companies in and developments affecting that sector than a more broadly diversified fund. To the extent that the Fund concentrates its investments in a particular sector, there is the risk that the Fund will perform poorly during a downturn in that sector.
Performance Information

Effective February 25, 2025, the Fund changed its name, investment process and investment strategies. Performance for the periods prior to February 25, 2025 shown below is based on the investment process and investment strategies utilized by the Fund under the name “BlackRock EuroFund.” The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund’s returns prior to October 23, 2018 shown below are the returns of the Fund when it followed different investment strategies. The table compares the Fund’s performance to that of the MSCI EMU Index (Net). Effective February 25, 2025, the Fund removed the MSCI EMU Index and added the MSCI EAFE Index (Net) as the performance benchmark against which the Fund measures its performance, which latter is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fund management believes that this change in the benchmark index more accurately reflects the investment strategy of the Fund. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting www.blackrock.com or can be obtained by phone at (800) 882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS
BlackRock International Select Equity Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 23.46% (quarter ended June 30, 2020) and the lowest return for a quarter was -23.26% (quarter ended March 31, 2020). The year-to-date return as of September 30, 2025 was 20.40%.
For the periods ended 12/31/24 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock International Select Equity Fund — Investor A Shares
Return Before Taxes	1.32%	5.67%	4.00%
Return After Taxes on Distributions	1.04%	5.56%	3.90%
Return After Taxes on Distributions and Sale of Fund Shares	0.98%	4.46%	3.25%
BlackRock International Select Equity Fund — Investor C Shares
Return Before Taxes	5.17%	6.02%	3.91%
BlackRock International Select Equity Fund — Institutional Shares
Return Before Taxes	7.22%	7.05%	4.79%
BlackRock International Select Equity Fund — Class R Shares
Return Before Taxes	6.71%	6.46%	4.13%
MSCI EAFE Index (Net)[1] (Reflects no deduction for fees, expenses or taxes, except for withholding taxes on reinvested dividends)	3.82%	4.73%	5.20%
MSCI EMU Index (Net)[1] (Reflects no deduction for fees, expenses or taxes, except for withholding taxes on reinvested dividends)	2.64%	4.89%	5.22%

1Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor C, Institutional and Class R Shares will vary.
Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title
Giles Rothbarth	2025	Managing Director of BlackRock, Inc.
Stefan Gries	2025	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or by the Internet at www.blackrock.com. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:
	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment
$1,000 for all accounts
except:
•$50, if establishing an
Automatic Investment Plan.
•There is no investment
minimum for employer-
sponsored retirement
plans (not including SEP
IRAs, SIMPLE IRAs or
SARSEPs).
•There is no investment
minimum for certain fee-
based programs.

There is no minimum initial investment
for:
•Employer-sponsored retirement plans
(not including SEP IRAs, SIMPLE IRAs or
SARSEPs), state sponsored 529 college
savings plans, collective trust funds,
investment companies or other pooled
investment vehicles, unaffiliated thrifts
and unaffiliated banks and trust
companies, each of which may purchase
shares of the Fund through a Financial
Intermediary that has entered into an
agreement with the Fund’s distributor to
purchase such shares.
•Clients of Financial Intermediaries that:
(i) charge such clients a fee for advisory,
investment consulting, or similar
services or (ii) have entered into an
agreement with the Fund’s distributor to
offer Institutional Shares through a no-
load program or investment platform.
•Clients investing through a self-directed
IRA brokerage account program
sponsored by a retirement plan record-
keeper, provided that such program
offers only mutual fund options and that
the program maintains an account with
the Fund on an omnibus basis.
$2 million for individuals and “Institutional
Investors,” which include, but are not
limited to, endowments, foundations,
family offices, local, city, and state
governmental institutions, corporations
and insurance company separate
accounts who may purchase shares of the
Fund through a Financial Intermediary that
has entered into an agreement with the
Fund’s distributor to purchase such
shares.
$1,000 for:
•Clients investing through Financial
Intermediaries that offer such shares on
a platform that charges a transaction
$100 for all accounts.

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment (continued)
based sales commission outside of the
Fund.
•Tax-qualified accounts for insurance
agents that are registered
representatives of an insurance
company’s broker-dealer that has
entered into an agreement with the
Fund’s distributor to offer Institutional
Shares, and the family members of such
persons.

Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code of 1986, as amended, in which case you may be subject to U.S. federal income tax when distributions are received from such tax-deferred arrangements.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services.
These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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INVESTMENT COMPANY ACT FILE # 811-4612
SPRO-ISEF-1025